Forward Contracts	12 Months Ended
Dec. 31, 2011
Forward Contracts [Abstract]
Forward Contracts
15.	FORWARD CONTRACTS

To facilitate the cash payment of special cash dividend that the Group declared in November 2010, the Group entered into foreign currency forward contracts with two banks, respectively, in April and May 2011. Pursuant to those contracts, the Group made short-term loan in US dollar from these two banks with an aggregated amount of $55,193 for a period of one year. Meanwhile, the amount of $55,469 of the Group's bank deposit was restricted until the short-term loan is fully paid back in April and May 2012 (Note 5). The forward contracts were determined to be a derivative. The Group carries the forward contracts at fair value in its balance sheet and the changes in the forward contract fair value during each period end are recorded in the statement of operations. The Group carries the forward contract as either assets or liabilities at fair value.

The Group measures the fair value of the forward contract on a recurring basis based on a level 2 measure, i.e. the Group uses the market forward exchange rate to assess the fair value of the forward contract and recognizes the changes in fair value attributable to the difference between the market forward exchange rate and contractual exchange rate in change in fair value of forward contract. For the year ended December 31, 2011, the Group recorded a gain of $404 in change in fair value of forward contract.